EXECUTION VERSION COLLATERAL ADMINISTRATION AGREEMENT THIS COLLATERAL ADMINISTRATION AGREEMENT, dated as of November 28, 2023 (as amended, modified or supplemented from time to time, the “Agreement”), by and among NEW MOUNTAIN GUARDIAN III SPV, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN GUARDIAN III BCD, L.L.C., a Delaware limited liability company (the “Collateral Manager” and its permitted successors and assigns), and WESTERN ALLIANCE TRUST COMPANY, N.A., a national banking association, as collateral administrator (the “Collateral Administrator” and its permitted successors and assigns). WITNESSETH: WHEREAS, the Borrower has requested the Lenders to make available to it a secured credit term loan and a revolving credit facility pursuant to the terms of the Credit Agreement dated as November 28, 2023 among the Borrower, various Lenders party thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, and Western Alliance Bank, N.A. as collateral agent and collateral custodian and the Collateral Administrator; WHEREAS, pursuant to the Collateral Documents (as defined in the Credit Agreement), the Borrower Entities have pledged certain Collateral as security and for the benefit of the Secured Parties; WHEREAS, the Collateral Manager has entered into a Collateral Management Agreement with the Borrower dated as of the date hereof (the “Management Agreement”), pursuant to which the Collateral Manager provides certain services relating to the matters contemplated by the Credit Agreement and the other Transaction Documents; WHEREAS, the Borrower is required to perform certain duties in connection with the Collateral pursuant to the Credit Agreement and desires to have the Collateral Administrator perform such duties and to provide such additional services consistent with the terms of this Agreement and the Credit Agreement; and WHEREAS, the Collateral Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Borrower on the terms set forth herein. NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Definitions and Capitalized Terms; Rules of Construction. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Credit Agreement. The Rules of Interpretation set forth in Section 1.3 of the Credit Agreement shall apply to this Agreement. Section 2. Duties of the Collateral Administrator. 2 (a) The Borrower hereby appoints WESTERN ALLIANCE TRUST COMPANY, N.A. as, and WESTERN ALLIANCE TRUST COMPANY, N.A. hereby accepts the appointment to act as, Collateral Administrator pursuant to the terms of this Agreement, until the earlier of (i) its resignation or removal as Collateral Administrator pursuant to Section 9 hereof and (ii) the termination of this Agreement pursuant to Section 8 hereof. In such capacity, the Collateral Administrator shall, pursuant to the terms hereof, assist the Collateral Manager in connection with monitoring the Collateral Obligations on an ongoing basis and provide to the Borrower and certain other parties as specified in the Credit Agreement, certain reports, schedules and calculations, all as more particularly described in Section 2(b) hereof, based upon information and data received from the Borrower, the Collateral Manager or the Collateral Agent, which reports, schedules and calculations the Borrower or the Collateral Administrator is required to prepare and deliver under the Credit Agreement. The Collateral Administrator’s duties and authority hereunder are limited to the duties and authority specifically set forth in this Agreement. By entering into, or performing its duties under this Agreement, the Collateral Administrator shall not be deemed to assume any obligations or liabilities of the Borrower under the Credit Agreement or any other Transaction Document, or of the Collateral Manager under the Management Agreement, and nothing herein contained shall be deemed to release, terminate, discharge, limit, reduce, diminish, modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrower under or pursuant to the Credit Agreement or any other Transaction Document or of the Collateral Manager under or pursuant to the Management Agreement. (b) The Collateral Administrator shall perform the following functions from time to time: (i) create a collateral database of certain characteristics (to the extent required for the performance of its obligations hereunder, and otherwise as reasonably agreed to between the Collateral Administrator and the Collateral Manager) of the Collateral Obligations credited from time to time to the Transaction Accounts (the “Collateral Database”); (ii) update the Collateral Database periodically to reflect any purchases or sales or other dispositions of Collateral Obligations, in each case such information regarding purchases, sales or other dispositions being based upon information furnished to the Collateral Administrator by the Borrower or the Collateral Manager as may be reasonably required by the Collateral Administrator from time to time; (iii) provide the Collateral Manager with access to the information in the Collateral Database in electronic format, the format and scope of such information to be reasonably agreed to by the Collateral Manager and the Collateral Administrator; (iv) track the receipt and daily allocation of cash to each of the Transaction Accounts (and any subaccount thereof) and any withdrawals therefrom and provide to the Collateral Manager periodic reports reflecting such actions to such Transaction Accounts (and subaccounts) as of the close of business on the preceding Business Day; 3 (v) prepare and make available to the parties required under the Credit Agreement each of the Daily Reports that are required to be provided pursuant to Section 6.5(a) of the Credit Agreement, the Monthly Reports that are required to be provided pursuant to Section 6.5(b) of the Credit Agreement and the Valuation Report that is required to be provided pursuant to Section 6.5(c) of the Credit Agreement, in each case by the time specified in the Credit Agreement and on the basis of the information contained in the Collateral Database or as provided to the Collateral Administrator by the Borrower or the Collateral Manager; (vi) assist the Borrower and the Collateral Manager in providing the Additional Reports as set forth in Section 6.6 of the Credit Agreement, by providing them with access to the information contained in the Collateral Database; and (vii) provide the Collateral Manager with such other information as may be reasonably requested by the Collateral Manager under the Credit Agreement, if within the possession of the Collateral Administrator and can be produced without unreasonable expense or delay. (c) The Borrower and the Collateral Manager shall cooperate with the Collateral Administrator in connection with the matters described herein, including calculations relating to the Daily Reports, Monthly Reports and the Valuation Reports or as otherwise reasonably requested hereunder. Without limiting the generality of the foregoing, the Collateral Manager shall supply in a timely fashion any determinations, designations, classifications or selections made by it relating to a Collateral Obligation, including in connection with the acquisition or disposition thereof, and any information maintained by it that the Collateral Administrator may from time to time reasonably request with respect to the Collateral and reasonably need to complete the reports required to be prepared by the Collateral Administrator hereunder or reasonably required to permit the Collateral Administrator to perform its obligations hereunder. Additionally, the Collateral Manager shall provide the calculations specifically required under Section 6.5(b)(x) of the Credit Agreement. (d) The Collateral Administrator shall, subject to the timely receipt of information necessary to prepare such reports from the Collateral Manager and other parties as provided herein, endeavor to deliver a draft of each such Monthly Report, Valuation Report or Daily Reports to the Collateral Manager on the Business Day immediately preceding the day on which such Monthly Report, Valuation Report or Daily Reports is to be provided by the Borrower (or such later time as reasonably practicable). The Collateral Manager shall review, verify and approve the contents of the aforesaid reports. To the extent any of the information in such reports conflicts with data or calculations in the records of the Collateral Manager, the Collateral Manager shall notify the Collateral Administrator of such discrepancy and use reasonable efforts to assist the Collateral Administrator in reconciling such discrepancy. Upon reasonable request by the Collateral Administrator, the Collateral Manager further agrees to provide to the Collateral Administrator from time to time during the term of this Agreement, on a timely basis, any information in its possession relating to the Collateral Obligations and any proposed purchases, sales or other dispositions thereof as to enable the Collateral Administrator to perform its duties hereunder. 4 (e) If, in performing its duties under this Agreement, the Collateral Administrator is required to decide between alternative courses of action, the Collateral Administrator may request written instructions (or verbal instructions, followed by written confirmation) from the Borrower or the Collateral Manager as to the course of action desired by it. If the Collateral Administrator does not receive such instructions within five Business Days after it has requested them, the Collateral Administrator may, but shall be under no duty to, take or refrain from taking any such courses of action; provided that the Collateral Administrator as promptly as possible notifies the Collateral Manager and the Borrower which course of action, if any (or refrainment from taking any course of action), it has decided to take. The Collateral Administrator shall be entitled to act in accordance with instructions received after such five Business Day period except (so long as it has provided the notice set forth in the prior sentence) to the extent it has already taken, or committed itself to take, action inconsistent with such instructions. (f) The Collateral Administrator understands that the Borrower will, pursuant to the Collateral Documents, pledge to the Collateral Agent, for the benefit and on behalf of the Secured Parties, all of their right, title and interest in, to and under this Agreement. The Collateral Administrator consents to such assignment and agrees that such pledge shall not release or limit its liabilities, obligations and duties hereunder and it shall perform any provisions of the Credit Agreement applicable to it. The Collateral Administrator agrees that the Collateral Agent shall be entitled to all of the Borrower’s rights and benefits hereunder but shall not by reason of such pledge have any obligation to perform the Borrower’s obligations hereunder, although it shall have the right to do so. Section 3. Compensation. The Collateral Administrator will perform the duties and provide the services called for under Section 2 hereof in exchange for compensation as set forth in a separate fee letter in connection herewith. The Collateral Administrator shall be entitled to receive, on each Payment Date, reimbursement for all reasonable out-of-pocket expenses incurred by it in the course of performing its obligations hereunder, payable as Administrative Expenses, in the order specified in the Priority of Payments as set forth in the Credit Agreement (or in such other manner in which Administrative Expenses are permitted to be paid under the Credit Agreement). Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Collateral Administrator’s agents, counsel, accountants and experts. The payment obligations to the Collateral Administrator pursuant to this Section 3 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Administrator. For the avoidance of doubt, all amounts payable under this section shall be payable only in accordance with the order specified in the Priority of Payments as set forth the Credit Agreement (or in such other manner in which Administrative Expenses are permitted to be paid under the Credit Agreement). Section 4. Limitation of Responsibility of the Collateral Administrator; Indemnifications. (a) The Collateral Administrator will have no responsibility under this Agreement other than to render the services expressly called for hereunder in good faith and without willful misconduct or gross negligence. The Collateral Administrator shall incur no liability to anyone in acting upon any signature (including any electronic signature), instrument, statement, notice,

5 resolution, request, direction, consent, order, certificate, report, opinion, bond or other document or paper or any electronic communication believed by it to be genuine and reasonably believed by it to be signed, sent or presented by the proper party or parties. The Collateral Administrator may exercise any of its rights or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and the Collateral Administrator shall not be responsible for the acts or omissions of any agent or attorney appointed with due care by it. The Collateral Administrator shall not be liable to any other parties hereto, the Borrower, the Collateral Agent or any other Person, except to the extent of acts or omissions of the Collateral Administrator which constitute willful misconduct or gross negligence. The Collateral Administrator shall in no event have any liability for the actions or omissions of the Borrower, the Collateral Manager, the Collateral Agent or any other Person, and shall have no liability for any inaccuracy or error in any duty performed by it that results from or is caused by inaccurate, untimely or incomplete information or data received by it from the Borrower, the Collateral Manager, the Collateral Agent or another Person, except to the extent that such inaccuracies or errors are caused by the Collateral Administrator’s own gross negligence or willful misconduct. The Collateral Administrator shall not be liable for failing to perform or delay in performing its specified duties hereunder which result from or is caused by a failure or delay on the part of the Borrower, the Collateral Manager, the Collateral Agent or another Person in furnishing necessary, timely and accurate information to the Collateral Administrator. The duties and obligations of the Collateral Administrator or agents shall be determined solely by the express provisions of this Agreement and they shall not be under any obligation or duty except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants shall be read into this Agreement against them. The Collateral Administrator may consult with and shall be entitled to rely on the advice of legal counsel reasonably selected by it and Independent accountants in performing its duties hereunder and shall be protected and deemed to have acted in good faith if it acts in good faith in accordance with such advice. In addition to its benefits, rights, protections, immunities and indemnities contained herein, the Collateral Administrator shall be entitled to the same benefits, rights, protections, immunities and indemnities that are afforded to the Collateral Agent under the Credit Agreement as if fully set forth herein mutatis mutandis. (b) The Collateral Administrator may rely conclusively on any notice, certificate or other document (including, without limitation, telecopier or electronically transmitted instructions, documents or information) furnished to it hereunder and believed by it in good faith to be genuine. The Collateral Administrator shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action except to the extent of acts or omissions of the Collateral Administrator which constitute gross negligence or willful misconduct. The Collateral Administrator shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document. (c) The Collateral Administrator shall not be deemed to have knowledge or notice of any matter unless a Trust Officer of the Collateral Administrator who is authorized to act for the Collateral Administrator in matters relating to, and binding upon, the Collateral Administrator with respect to the subject matter of the request has actual knowledge of such matter or received written notice of such matter in accordance with this Agreement or the Credit Agreement. Under no circumstances shall the Collateral Administrator be liable for indirect, punitive, special, incidental 6 or consequential damages under or pursuant to this Agreement, its duties or obligations hereunder or arising out of or relating to the subject matter hereof, even if the Collateral Administrator has been advised of the likelihood of such damages and regardless of the form of such action. It is expressly acknowledged by the Borrower and the Collateral Manager that application and performance by the Collateral Administrator of its various duties hereunder (including recalculations to be performed in respect of the matters contemplated hereby) shall, in part, be based upon, and in reliance upon, data and information provided to it by the Collateral Manager, the Borrower or the related obligor (or agent, Collateral Agent or other similar party on behalf of such obligor) with respect to each Collateral Obligation. Notwithstanding anything herein and without limiting the generality of any terms of this Section 4, the Collateral Administrator shall not have any liability to the extent of any expense, loss, damage, demand, charge or claim resulting from or caused by events or circumstances beyond the reasonable control of the Collateral Administrator including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities markets, power or other mechanical or technological failures or interruptions, computer viruses, communications disruptions, work stoppages, natural disasters, fire, war, terrorism, riots, pandemics, rebellions, or other similar acts. (d) The Collateral Administrator shall not be bound to follow any amendment, modification, supplement or waiver to the Credit Agreement or other Transaction Document until it has received written notice of such amendment, modification, supplement or waiver and a copy thereof from the Borrower or the Collateral Agent. The Borrower agrees that it shall not permit any amendment, modification, supplement or waiver to the Credit Agreement or other Transaction Document that adversely affects the obligations of the Collateral Administrator or adversely affects or otherwise modifies the compensation of the Collateral Administrator to become effective unless the Collateral Administrator has been given prior written notice of such amendment, modification, supplement or waiver and has consented thereto. (e) In connection with the execution and delivery of this Agreement and the performance of the duties set forth herein, the Collateral Administrator shall be entitled to be indemnified in accordance with Section 11.3 of the Credit Agreement. (f) The Collateral Manager will have no responsibility under this Agreement other than to render the services called for hereunder or in connection with the Credit Agreement without bad faith, willful misconduct or gross negligence. The Collateral Manager shall, and hereby agrees to, indemnify, defend and hold harmless the Collateral Administrator and its Affiliates, directors, officers, agents and employees from any and all losses, damages, liabilities, demands, charges, costs, expenses (including the reasonable fees and expenses of counsel and other experts) and claims of any nature in respect of, or arising from any acts or omissions performed or omitted by the Collateral Manager and its Affiliates, directors, officers, agents or employees constituting fraud, willful misconduct or gross negligence in the performance of the Collateral Manager’s duties hereunder. (g) Notwithstanding anything herein and without limiting the generality of any terms of this Section 4, the Collateral Administrator shall have no liability for any failure, inability or unwillingness on the part of the Collateral Manager or the Borrower to provide accurate and complete information on a timely basis to the Collateral Administrator, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall have no liability for any 7 inaccuracy or error in the performance or observance on the Collateral Administrator’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof. (h) Nothing herein shall obligate the Collateral Administrator to determine: (a) if a Collateral Obligation meets the criteria specified in the definition thereof, (b) if the conditions specified in Section 6.7 of the Credit Agreement for the “delivery of Pledged Obligations” have been complied with, (c) the type, classification or characterization of any Collateral Obligation or Collateral, including without limitation whether any Collateral Obligation or Collateral is an Asset Based Loan, Bond, Credit Risk Obligation, Defaulted Obligation, Delayed Drawdown Collateral Obligation, DIP Loan, Equity Holder Collateral Obligations, Equity Interests, First Lien Collateral Obligation, First-Lien Last-Out Collateral Obligation, Fixed Rate Obligation, Ineligible Asset, Interest Only Security, Loan Obligation, Margin Stock, Non-Private Asset, Pari-Passu Obligation, Partial PIK Obligation, Participation, Recurring Revenue Loan, Revolving Collateral Obligation, Second Lien Collateral Obligation, Structured Finance Obligation, Syndicated Collateral Obligation and Warranty Collateral Obligation, (d) the domicile or other classification or characterization of an obligor, (e) whether an Collateral is purchased from, or sold to, an Affiliate of the Collateral Manager or any fund or other entity managed by the Collateral Manager, or (f) the Market Value of any Collateral Obligation, any such determination in each case being based exclusively upon notification it receives from the Collateral Manager. Further, nothing herein shall impose or imply any duty or obligation on the part of the Collateral Administrator to verify, investigate or audit any such information or data, or to determine or monitor on an independent basis whether any Collateral is subject to an offer, call for redemption or other similar action, or whether an Borrower or obligor of Collateral is in default or in compliance with the underlying documents governing or securing such Collateral, from time to time, the role of the Collateral Administrator hereunder being solely to perform only those functions as provided herein as more particularly described in Section 2 hereof. For purposes of monitoring rating changes by the rating agencies, the Collateral Administrator shall be entitled to use and rely (in good faith) exclusively upon any reputable electronic financial information reporting service (including the Bloomberg wire service) and shall have no liability for any inaccuracies in the information reported by, or other errors or omissions of, any such service. (i) The Collateral Administrator shall have no (i) responsibility or liability for (x) monitoring, determining or verifying the unavailability or cessation of Term SOFR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, such unavailability or cessation, (y) the determination, designation or selection of a Benchmark Replacement or other successor or replacement benchmark rate (or Benchmark Replacement Conforming Changes or a Benchmark Replacement Adjustment or other modifier with respect thereto), or whether any conditions for such determination, designation or selection of such a rate or modifier, including the Benchmark Transition Event, have occurred or been satisfied and the Collateral Administrator shall be entitled to rely upon any designation of such a rate or modifier by the Administrative Agent, and (z) determining whether any supplemental Credit Agreement or other conforming changes to the Credit Agreement are necessary in connection therewith or (ii) liability for any failure or delay in performing its duties hereunder as a result of the unavailability of a Term SOFR rate as described in the definition thereof or the absence of a Benchmark Replacement, including as a result of any 8 inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Administrative Agent, in providing any amendment, direction, instruction, notice or information required or contemplated by the terms of this Agreement or the Credit Agreement and reasonably required for the performance of the duties of the Collateral Administrator. (j) This Section 4 shall survive the termination or assignment of this Agreement and the resignation or removal of the Collateral Administrator. Section 5. Independence of the Collateral Administrator. For all purposes of this Agreement, the Collateral Administrator shall be an independent contractor. Unless expressly authorized by the Borrower herein, the Collateral Administrator shall have no authority to act for or represent the Borrower in any way and shall not otherwise be deemed an agent of the Borrower or the Collateral Manager. Section 6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Collateral Administrator, the Collateral Manager or the Borrower, respectively, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others. Section 7. Other Activities of Collateral Administrator. Nothing herein shall prevent the Collateral Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as a collateral administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Borrower. Section 8. Term of Agreement. This Agreement shall continue in force until the earlier of (a) the termination of the Credit Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate and (b) the resignation or removal of the Collateral Administrator pursuant to Section 9 hereof. Section 9. Resignation and Removal of Collateral Administrator. (a) Subject to Section 9(d) hereof, the Collateral Administrator may resign its duties hereunder by providing the Borrower and the Collateral Manager with at least 30 days’ prior written notice. (b) Subject to Section 9(d) hereof, the Borrower (or the Collateral Manager on behalf of the Borrower) may remove the Collateral Administrator without cause by providing the Collateral Administrator with at least 30 days’ prior written notice.

9 (c) Subject to Section 9(d) hereof, the Borrower (or the Collateral Manager on behalf of the Borrower) may remove the Collateral Administrator immediately upon written notice of termination from the Borrower (or the Collateral Manager on behalf of the Borrower) to the Collateral Administrator if any of the following events shall occur: (i) the Collateral Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not have given within ten days such assurance of cure as shall be reasonably satisfactory to the Borrower and the Collateral Manager); (ii) the Collateral Administrator is dissolved (other than pursuant to a consolidation, amalgamation or merger) or has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (iii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 30 days, in respect of the Collateral Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Collateral Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or (iv) the Collateral Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Collateral Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due. The Collateral Administrator agrees that if any of the events specified in clauses (i), (ii), (iii) or (iv) of this Section 9(c) shall occur, it shall give written notice thereof to the Borrower, the Collateral Manager and the Collateral Agent promptly after the happening of such event. (d) Except when the Collateral Administrator shall be removed pursuant to subsection (c) of this Section, no resignation or removal of the Collateral Administrator pursuant to this Section shall be effective until (i) a successor Collateral Administrator shall have been appointed by the Borrower and (ii) such successor Collateral Administrator shall have agreed in writing to be bound by the terms of this Agreement or other Agreement requiring such Person to perform such obligations in a substantively similar manner as the Collateral Administrator is bound hereunder. If a successor Collateral Administrator does not take office within 30 days after the retiring Collateral Administrator resigns or is removed, the retiring Collateral Administrator, the 10 Borrower, the Collateral Manager or the Administrative Agent, may petition a court of competent jurisdiction for the appointment of a successor Collateral Administrator. (e) Subject to Section 9(d) hereof, at any time that the Collateral Administrator is the same institution as the Collateral Agent, the Collateral Administrator hereby agrees that upon the appointment of a successor Collateral Agent, the Collateral Administrator shall immediately resign and such successor Collateral Agent shall automatically become the Collateral Administrator under this Agreement. Any such successor Collateral Agent shall be required to agree to assume the duties of the Collateral Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Collateral Agent. (f) Any successor to the Collateral Manager shall be bound automatically by the terms and provisions of this Agreement upon becoming the successor Collateral Manager under the Management Agreement. Section 10. Action upon Termination, Resignation or Removal of the Collateral Administrator. Promptly upon the effective date of termination of this Agreement pursuant to Section 8 hereof or the resignation or removal of the Collateral Administrator pursuant to Section 9 hereof, the Collateral Administrator shall be entitled to be paid on the next succeeding Payment Date all expenses accruing to it to the date of such termination, resignation or removal in accordance with the Priority of Payments. The Collateral Administrator shall forthwith deliver to, or as directed by, the Borrower upon such termination pursuant to Section 8 hereof or such resignation or removal of the Collateral Administrator pursuant to Section 9 hereof, all property and documents of or relating to the Collateral then in the custody of the Collateral Administrator, and the Collateral Administrator shall cooperate with the Borrower and any successor Collateral Administrator, and take all reasonable steps requested to assist the Borrower in making an orderly transfer of the duties of the Collateral Administrator. Section 11. Representations and Warranties. Each of the parties hereto represents and warrants to each other party as follows: (a) It has been duly incorporated or formed and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the full power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary action to authorize this Agreement on the terms and conditions hereof, the execution, delivery and performance of this Agreement and the performance of all obligations imposed upon it hereunder. No consent of any other person including, without limitation, its shareholders, partners and/or creditors, and no license, permit, approval or authorization of exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by it in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement and the obligations imposed upon it hereunder except as otherwise obtained before the Closing Date. This Agreement constitutes, and each instrument or document required hereunder, when executed and delivered by it hereunder, will constitute its legally valid and binding obligations enforceable against it in accordance with 11 their terms subject, as to enforcement, (A) to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors’ rights as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to it and (B) to general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity). (b) The execution, delivery and performance by it of this Agreement and the documents and instruments required hereunder will not violate any provision of any existing law or regulation binding on it or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on it, or the governing instruments of, or any securities issued by, it or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which it is a party or by which it or any of its assets may be bound, the violation of which would have a material adverse effect on its business operations, assets or financial condition and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. Section 12. Notices. Any notice, report or other communication given hereunder shall be delivered in writing, electronically, via facsimile or addressed to the address for each such party set forth in the Credit Agreement, or to such other address as any party shall have provided to the other parties in writing. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given if such notice is mailed by first class mail, postage prepaid, hand delivered, sent by overnight courier service guaranteeing next day delivery or sent by electronic mail or by telecopy (facsimile) in legible form to the address of such party as set forth in the Credit Agreement. The Collateral Administrator may act upon instructions or directions pursuant to this Agreement sent by unsecured email, facsimile transmission or other similar unsecured electronic methods, provided, however, that any Person providing such instructions or directions shall provide to the Collateral Administrator an incumbency certificate listing Authorized Officers designated to provide such instructions or directions, which incumbency certificate shall be amended whenever a person is added or deleted from the listing. If such person elects to give the Collateral Administrator email or facsimile instructions (or instructions by a similar electronic method) and the Collateral Administrator in its discretion elects to act upon such instructions, the Collateral Administrator’s reasonable understanding of such instructions shall be deemed controlling. The Collateral Administrator shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Administrator’s reliance upon and compliance with such instructions notwithstanding such instructions conflicting with or being inconsistent with a subsequent written instruction. Any person providing such instructions or directions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Administrator, including without limitation the risk of the Collateral Administrator acting on unauthorized instructions, and the risk of interception and misuse by third parties. Section 13. Amendments. 12 This Agreement may not be amended, changed, modified or terminated (except as otherwise expressly provided herein) except by the Borrower, the Collateral Manager and the Collateral Administrator in writing. Section 14. Successor and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors and the assigns of each of the Borrower, the Collateral Manager and the Collateral Administrator. This Agreement may not be assigned by the Collateral Administrator unless such assignment is previously consented to in writing by the Borrower and the Collateral Manager. An assignment with such consent, if accepted by the assignee, shall bind the assignee hereunder to the performance of any duties or obligations of the Collateral Administrator hereunder. Any organization or entity into which the Collateral Administrator may be merged or converted or with which it may be consolidated, any organization or entity resulting from any merger, conversion or consolidation to which the Collateral Administrator shall be a party and any organization or entity succeeding to all or substantially all of the corporate trust business of the Collateral Administrator shall be the successor Collateral Administrator hereunder without the execution or filing of any paper or any further act of any of the parties hereto. Section 15. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND ANY MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AGREEMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE), THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. Section 16. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement, and each such party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. Each such party hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process, in the case of the Borrower, Collateral Administrator or Collateral Manager, to it at its address as set forth in the Credit Agreement. Each such party agrees that a final and non-appealable judgment by a court of competent jurisdiction in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Section 17. Waiver of Jury Trial Right. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN

RESPECT OF ANY PROCEEDING. Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of any suit, action or proceedings relating to this Agreement or any matter between the parties arising under or in connection with this Agreement, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

Section 18. Headings.

The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 19. Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same Agreement. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned, photocopied, or other electronically imaged manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, "Signature Law"), in each case to the extent applicable. Each faxed, scanned, photocopied, or other electronically imaged manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, photocopied, or other electronically imaged manual signature, or other electronic signature, of any other party (whether such signature is with respect to this Agreement or any notice, officer's certificate or other ancillary document delivered pursuant to or in connection with this Agreement) and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Any electronically signed document delivered via email from a person purporting to be an Authorized Officer shall be considered signed or executed by such Authorized Officer on behalf of the applicable Person. The Collateral Administrator shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 20. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Section 21. Not Applicable to WESTERN ALLIANCE TRUST COMPANY, N.A. in Other Capacities.

Nothing in this Agreement shall affect any right, benefit or obligation WESTERN ALLIANCE TRUST COMPANY, N.A. may have in any other capacity.

Section 22. Limitation of Liability.

In no event shall the Collateral Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Borrower hereunder.

Section 23. No Third-Party Beneficiaries.

Subject to Section 2(f), this Agreement does not confer any rights or remedies upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.

Section 24. Bankruptcy Matters.

Notwithstanding any other provision of this Agreement, the liability of the Borrower to the Collateral Administrator and any other Person hereunder is payable subject to and in accordance with the Priority of Payments and other applicable terms of the Credit Agreement and is at all times limited in recourse to the Collateral available at such time and amounts derived therefrom and following application of the Collateral in accordance with the provisions of the Credit Agreement, all obligations of and all remaining claims against the Borrower will be extinguished and shall not revive. No recourse shall be had against any Officer, member, director, employee, security holder or incorporator of the Borrower or its successors and assigns for the payment of any amounts payable under this Agreement. Neither the Collateral Administrator nor any other Person will, prior to the date which is one year (or, if longer, the applicable preference period then in effect) and one day after the payment in full of all the Loans, institute against, or join any other Person in instituting against, the Borrower or any subsidiary thereof any bankruptcy, winding up, reorganization, arrangement, insolvency, moratorium or liquidation Proceedings, or other bankruptcy event under bankruptcy law or any similar laws in any jurisdiction; provided, however, that nothing herein shall be deemed to prohibit the Collateral Administrator (i) from taking any action before the expiration of that period in (A) any case or bankruptcy event voluntarily filed or commenced by the Borrower or any subsidiary thereof or (B) any involuntary insolvency bankruptcy event filed or commenced by a person other than one of the Secured Parties, or (ii) from commencing against any of the Borrower or any subsidiary thereof or any of their respective properties any legal action that is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, or liquidation Proceeding. It is understood that the foregoing provisions of this Section 24 shall not (1) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (2) constitute a waiver, release or discharge of any indebtedness or obligation hereunder or secured by this Agreement or the Collateral Documents, and the same shall continue until paid or discharged out of the Collateral or until the Collateral has been exhausted. It is further understood that the foregoing provisions of this Section 24 shall not limit the right of any Person to name the Borrower as a party defendant

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in any action or suit or in the exercise of any other remedy hereunder or under the other Transaction Documents, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person. The provisions of this Section 24 shall survive termination of this Agreement.

Section 25. Waiver.

No failure on the part of any party hereto to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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DocuSign Envelope ID: 1233B1C6-C741-4442-964D-A6AC0036D439

IN WITNESS WHEREOF, the parties have caused this Collateral Administration Agreement to be duly executed and delivered as of the date and year first above written.

NEW MOUNTAIN GUARDIAN III SPV, L.L.C., as Borrower

By: Laura Holson
Name: Laura Holson
Title: Authorized Signatory

WESTERN ALLIANCE TRUST COMPANY, N.A., as Collateral Administrator

By:__________________________________
Name:
Title:

NEW MOUNTAIN GUARDIAN III BDC, L.L.C., as Collateral Manager

By: Laura Holson
Name: Laura Holson
Title: Authorized Signatory

Signature Page to Collateral Administration Agreement

IN WITNESS WHEREOF, the parties have caused this Collateral Administration Agreement to be duly executed and delivered as of the date and year first above written. NEW MOUNTAIN GUARDIAN III SPV, LLC, as Borrower By: Name: Title: WESTERN ALLIANCE TRUST COMPANY, N.A., as Collateral Administrator By: Name: Title: NEW MOUNTAIN GUARDIAN III BCD, L.L.C., as Collateral Manager By: Name: Title: Signature Page to Administrat Agreement